Restructuring	12 Months Ended
Jun. 30, 2021
Restructuring and Related Activities [Abstract]
Restructuring
17. Restructuring
The Company incurs costs associated with restructuring initiatives intended to improve operating performance, profitability, and working capital levels. Actions associated with these initiatives may include improving productivity, workforce reductions, and the consolidation of facilities.
As of June 30, 2021, the Company has identified restructuring actions which will result in additional charges of approximately $9.4 million, primarily in fiscal years 2022 and 2023.
The Company’s restructuring expenses for the year ended June 30, 2021, is comprised of the following:

	For the year ended June 30, 2021
(in millions)	Cost of revenue	Selling, general and administrative	Total
Severance and employee costs	$2.4	$1.6	$4.0
Other (1)	0.7	0.8	1.5

Total	$3.1	$2.4	$5.5

(1)	Includes facilities, inventory write-downs, outside services, and IT costs.

The Company does not allocate restructuring charges to segment income; instead, these costs are included in Corporate & other. Restructuring activity and expenses for the years ended June 30, 2020, and June 30, 2019, were not material.
The following table summarizes the changes in the Company’s accrued restructuring balance, which are included in Accrued expenses and other current liabilities in the accompanying balance sheet (in millions).

Balance at June 30, 2020	$—
Restructuring charges	5.5
Payments	(2.4)
Adjustments	—

Balance at June 30, 2021	$3.1